UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

October 21, 2003

Date of Report (date of earliest event reported)

CARRIER ACCESS CORPORATION

(Exact name of Registrant as specified in its charter)

State of Delaware	000-24597	84-1208770
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

5395 Pearl Parkway

Boulder, Colorado 80301

(Address of principal executive offices)

(303) 442-5455

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Item 7.	Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description

99.1	Press Release dated October 21, 2003, entitled “Carrier Access Reports Third Quarter 2003 Financial Results.”

Item 12.	Results of Operations and Financial Condition

On October 21, 2003, Carrier Access Corporation issued a press release reporting its results for the three months ended September 30, 2003. The press release is attached as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARRIER ACCESS CORPORATION

	By:	/s/ Timothy R. Anderson

Date: October 21, 2003	Timothy R. Anderson Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated October 21, 2003, entitled “Carrier Access Reports Third Quarter 2003 Financial Results.”